ISI
                                 North American
                          Government Bond Fund Shares
--------------------------------------------------------------------------------
Directors and Officers

Edward S. Hyman                         Carrie L. Butler
Chairman                                Vice President

Joseph R. Hardiman                      Amy M. Olmert
Director                                Secretary

Louis E. Levy                           Daniel O. Hirsch
Director                                Assistant Secretary

Carl W. Vogt, Esq.                      Margaret M. Beeler
Director                                Assistant Vice President

R. Allan Medaugh                        Keith C. Reilly
President                               Assistant Vice President

Nancy Lazar                             Charles A. Rizzo
Vice President                          Treasurer

Investment Objective

An open-end mutual fund designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

Investment Advisor

ISI Inc.
717 Fifth Avenue
New York, NY 10022
(800) 955-7175

Shareholder Servicing Agent

Investment Company Capital Corp.
P.O. Box 419426
Kansas City, MO 64141-6426
(800) 882-8585

Distributor

ISI Group, Inc.
717 Fifth Avenue
New York, NY 10022
(800) 955-7175

ISI
International Strategy & Investment

                                      ISI
                                 NORTH AMERICAN
                                GOVERNMENT BOND
                                  FUND SHARES

                     (A Class of North American Government
                                Bond Fund, Inc.)

                                 NORTH AMERICAN

                               SEMI-ANNUAL REPORT

                               September 30, 1999

Investment Advisor's Report

     We are pleased to report on the progress of your Fund for the six months ended September 30, 1999.

     The Fund seeks a high level of current income consistent with prudent investment risk by investing in government fixed-income securities of the U.S., Canada and Mexico. We believe that by investing in all three North American markets, the Fund can generate a higher return over the long term than is possible from a portfolio of only U.S. Treasury securities.

     For the first half of this fiscal year, the Fund's total return was -0.22%. By comparison, the Lehman 10 year Treasury Index had a total return of -3.06% for the last six months because the yield on ten year Treasury rates rose during the period. Please see chart below.

                          10-Year U.S. Treasury Yield

                               [GRAPHIC OMITTED]


GT10 Govt
Date          Yld Ytm Mid     Date          Yld Ytm Mid
3/31/1999           5.242     7/1/1999             5.84
4/1/1999            5.279     7/2/1999           5.8275
4/2/1999            5.187     7/5/1999            5.819
4/5/1999           5.1895     7/6/1999            5.868
4/6/1999            5.124     7/7/1999            5.892
4/7/1999            5.122     7/8/1999           5.8255
4/8/1999           5.0355     7/9/1999           5.8255
4/9/1999           5.0525     7/12/1999          5.7255
4/12/1999          5.0505     7/13/1999          5.7045
4/13/1999           5.103     7/14/1999           5.732
4/14/1999           5.127     7/15/1999          5.7235
4/15/1999           5.169     7/16/1999          5.6665
4/16/1999           5.221     7/19/1999           5.662
4/19/1999          5.1485     7/20/1999           5.633
4/20/1999           5.136     7/21/1999           5.656
4/21/1999          5.1805     7/22/1999           5.779
4/22/1999           5.247     7/23/1999           5.835
4/23/1999           5.252     7/26/1999          5.8415
4/26/1999           5.222     7/27/1999           5.807
4/27/1999           5.205     7/28/1999          5.7945
4/28/1999           5.263     7/29/1999           5.872
4/29/1999           5.216     7/30/1999          5.9025
4/30/1999           5.348     8/2/1999           5.9155
5/3/1999            5.359     8/3/1999            5.957
5/4/1999            5.405     8/4/1999           5.9375
5/5/1999            5.394     8/5/1999           5.8595
5/6/1999           5.5105     8/6/1999            6.038
5/7/1999            5.542     8/9/1999           6.1285
5/10/1999          5.5335     8/10/1999          6.1485
5/11/1999           5.578     8/11/1999          6.0915
5/12/1999          5.5695     8/12/1999           6.082
5/13/1999           5.412     8/13/1999           5.979
5/14/1999           5.628     8/16/1999           5.964
5/17/1999           5.636     8/17/1999           5.881
5/18/1999           5.661     8/18/1999          5.8745
5/19/1999           5.595     8/19/1999           5.895
5/20/1999           5.591     8/20/1999           5.876
5/21/1999           5.504     8/23/1999           5.889
5/24/1999           5.479     8/24/1999           5.816
5/25/1999           5.473     8/25/1999           5.719
5/26/1999           5.551     8/26/1999           5.768
5/27/1999           5.626     8/27/1999          5.8635
5/28/1999            5.62     8/30/1999           5.955
5/31/1999           5.622     8/31/1999            5.97
6/1/1999            5.758     9/1/1999            5.976
6/2/1999            5.781     9/2/1999            6.008
6/3/1999           5.8025     9/3/1999            5.888
6/4/1999            5.807     9/6/1999            5.892
6/7/1999            5.792     9/7/1999            5.938
6/8/1999            5.824     9/8/1999            5.926
6/9/1999            5.888     9/9/1999           5.9635
6/10/1999           5.931     9/10/1999           5.898
6/11/1999          6.0325     9/13/1999           5.898
6/14/1999          5.9655     9/14/1999           5.959
6/15/1999          5.9765     9/15/1999           5.919
6/16/1999           5.925     9/16/1999           5.898
6/17/1999           5.788     9/17/1999           5.871
6/18/1999           5.827     9/20/1999           5.906
6/21/1999          5.8845     9/21/1999           5.925
6/22/1999           5.923     9/22/1999           5.908
6/23/1999           6.029     9/23/1999           5.791
6/24/1999           6.029     9/24/1999          5.7725
6/25/1999           6.014     9/27/1999            5.82
6/28/1999           5.943     9/28/1999           5.906
6/29/1999           5.926     9/29/1999          5.9565
6/30/1999            5.78     9/30/1999           5.877





Source: Bloomberg Inc.

     The Mexican section of the Fund provided the positive return that overcame much of the interest rate rise in the U.S. For example, the Mexican 3-month T-Bill (Cete) had a U.S. dollar total return of +7.8% for the last six months.

     Since its inception on January 15, 1993, the Fund's total cumulative return has been 42.27%. Figures for the Fund's performance assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge.

Portfolio Management

     Our investment approach is to actively manage the portfolio, adjusting the Fund's average maturity and percentage weighting across North America as we anticipate changes in the market. Over the last six months, the Fund has maintained a steady currency mix. The Fund raised reserves early in 1999 and has kept the increased cash levels over the last six months. The following tables illustrate the structure of the portfolio in these two critical areas.

                            Portfolio Mix--Currency
                               (% of Investments)

              9/30/98        3/31/99        9/30/99
              -------        -------        -------
U.S.           87.5%          87.3%          87.4%
Canada*          --             --             --
Mexico         12.5           12.7           12.6

*The Fund has U.S. $ denominated Canadian Global bonds which are 4.5% of the portfolio

                       Reserves in the U.S. Bond Section
                                  (% of Fund)

              9/30/98        3/31/99        9/30/99
              -------        -------        -------
                8.2%          26.4%          30.8%

Investment Advisor's Report (concluded)

     ISI is looking for an opportunity to put the Fund's high cash position to work in long maturity U.S. and Canadian Treasuries and short maturity Mexican Treasury Bills.

     For more in depth coverage of the North American markets, please see ISI's Outlook for North America which follows this letter.

     We would like to welcome new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.


Sincerely,

/s/ R. Alan Medaugh

Alan Medaugh
President

October 12, 1999

Outlook for North America

Review of U.S.

Overview

     We believe the U.S. economy is slowing, but it doesn't appear to be slowing fast enough to prevent a November Federal Reserve tightening, nor is it slowing fast enough, given the strengthening in foreign economies, to push bond yields much lower. We're also reluctant to forecast significantly higher rates because our company surveys are pointing down, employment gains are in a slowing trend, yields are already up almost 150 basis points, and our company surveys are indicating that pricing power at the consumer level is still nonexistent. We're also reluctant to project meaningfully lower interest rates with evidence of a slowdown scarcer than we expected and the Fed now with a bias toward raising short term rates. Our current outlook is for rates to hold in a trading range around 6% for the next six months. Over the next few months, the U.S. Federal Reserve, The Bank of England and the European Central Bank are all likely to raise short term rates. We think the U.S. Federal Reserve will raise rates at their November meeting by another 25 basis points. The bond market is likely to view this as preemptive, a comfortable position for the markets, meaning that the Fed is still ahead of the economy.

--------------------------------------------------------------------------------
                             ISI ECONOMIC FORECAST
--------------------------------------------------------------------------------
                        99:1Q     99:2Q     99:3Q     99:4Q     00:1Q     00:2Q
--------------------------------------------------------------------------------
Nominal GDP              6.0%      3.0%      5.0%      4.5%      5.5%      4.5%
GDP Deflator             1.6%      1.3%      2.0%      1.5%      1.5%      1.5%
Real GDP                 4.3%      1.6%      3.0%      3.0%      4.0%      3.0%
30 Year Bond Yield*      5.6%      6.0%      6.1%      6.0%      6.2%      5.8%
Fed Funds Rate*          4.7%      5.0%      5.3%      5.5%      5.5%      5.5%
--------------------------------------------------------------------------------
*End of quarter.

Employment and Inflation

     The U.S. labor pool, which covers the short-term unemployed plus the long-term unemployed who are still looking for a job, has been declining since 1992. Alan Greenspan is concerned that a small labor pool will lead to wage inflation. Growth of average hourly earnings have increased modestly from 2.5% in 1992 to 3.7% today. Wage gains have been modest because companies have been fighting labor market pressure using many forms of cost cutting. Their two principal weapons right now are labor saving capital spending and mergers. Mergers have resulted in layoffs as overlapping departments and functions are eliminated. Recently, the pace of mergers has increased significantly. The value of mergers so far this year is running at a heavy $2 trillion pace but recently the rate has spiked to a $9 trillion annual rate. Cost cutting has been the answer, (not price increases), because competition is fierce. In general, cost increases in oil for example, have not been passed on to the consumer. As a result, the "core" inflation rates are at historic low readings while overall inflation numbers are up recently. ISI thinks inflation will remain low because of global price competition and technology advances. This better inflation picture seems sustainable as long as the U.S. economy slows from its recent growth rate of 4% to a pace of 3% or less.

Mexico: The Economy and the Presidential Election

Overview

     Recently released data on industrial production, plus the second quarter's real GDP data, show that the economy is on an upswing. The ruling party in Mexico now enjoys a strong election position because President Zedillo's popularity rating is high and the party is pursuing an open primary election to select its Presidential candidate for 2000. The Peso is likely to weaken a bit over the balance of 1999 because inflation in Mexico is higher than in the U.S., ISI thinks the currency weakness will not be enough to eliminate the attractive 20% Mexican Treasury Bill rates.

The Economy and Currency

     Real GDP during the second quarter grew an estimated 3.2% year on year - up from only 1.9% in the first quarter, and 2.6% in the final quarter of last year. Much of the strength is linked to the export sector. On the domestic side, though, retail sales have improved gradually, moving from a year-on-year rate of expansion of only 1% during April to almost 3% in June. Higher oil prices, the absence of major macroeconomic imbalances, and continued U.S. economic strength have helped buffer Mexico from the recession that has engulfed most of Latin America. ISI expects real GDP growth of roughly 3.2% this year. In 2000, Mexico's economic expansion should experience an acceleration (to just under 4%). The reason is that the Presidential election in late 2000 will lead to a moderately expansive fiscal policy over the next 12 months. It is even possible that the shift may be sustainable, given the relatively healthy state of public-sector finances and persistent central bank efforts to bring inflation down to the single digits. There is a danger, that short-term political gain will push spending significantly as has happened in the past. The ruling party's strong election position and the conservative measures taken earlier this year reduce the danger of a spending blow out.

     Despite rising U.S. interest rates, the peso has been in a 6 month trading range around 9.4 pesos to the U.S. dollar. There continues to be notable market support for the currency, aided by the perception that the economy is picking up speed. Further good news on inflation, and sharply rising export revenues, have also helped keep the peso stable. We believe, that pressures on the currency will likely pick up in the next few months as the inflation differential, i.e. Mexico 14% vs. U.S. 3%, weighs on the currency. ISI expects only mild Peso weakness.

The Presidential Election

Overview

     The breakup of the alliance negotiations between the right wing National Action Party (Spanish initials PAN) and the left wing Revolutionary Democratic Party (Spanish initials PRD) will benefit the center governing party, the Institutional Revolutionary Party (Spanish initials PRI). The biggest challenge the PRI now faces is its first ever open primary election to be held this November that will determine its Presidential candidate. Traditionally, the PRI has underemphasized positions on issues because it was formed from diverse interest groups that converge primarily to access and use power. The PRI stands ready to achieve what seemed impossible only one year ago: winning in an open democratic general election to be held next Fall. The election had been seen as the repudiation of the PRI's 70 year hold on power. All kinds of outcomes are possible, especially when it involves volatile Mexican politics but the results so far for the financial markets are much better than expected.

The PRI

     What seemed impossible two years ago, in the wake of Cuauhtemoc Cardenas' overwhelming electoral victory in Mexico City, is now quite probable: a victory by the PRI in the Presidential elections in 2000. The party's biggest political challenge is how to keep the PRI together, combining the technocratic and progressive forces of the Zedillo era (imperfectly captured in Francisco Labastida) with the dangerous populist-nationalist ideas embodied in the candidacy of another PRI candidate, Roberto Madrazo. With a divided opposition, it's the PRI's election to lose. The PRI's recent victory in the state of Cuahuila's gubernatorial election is an indication of the power of a united PRI when faced with a disorganized opposition. The results only confirmed the pre-election polls, so they seem valid. More importantly, Cuahuila is neither rural nor poor. It is a small northern state that, with a population of about
2.2 million, exports goods worth about U.S. $5.5 billion annually. It has one of the most educated labor forces in Mexico and a relatively low incidence of poverty. Yet the PRI won in Cuahuila with a 60% majority; in key urban municipalities, it displaced the "urban middle-class" PAN which had won the previous election with over 50% of the vote.

The PAN

     Back in March, Vincent Fox (the PAN candidate for President) had a commanding lead in the opinion polls while Cuauhtemoc Cardenas (the PRD candidate) trailed far behind, damaged by his failure to curb violence in Mexico City and by his party's unconvincing attempt to introduce more democratic forms of internal governance. But PAN leaders know that, without an appeal to the left, the party cannot win in a country where the middle class is relatively small and both the elite and the organized working class typically support the PRI. The PAN election victories have been concentrated in relatively well-to-do urban areas of prosperous states. The more ideologically "pure" leadership fears the populist tendencies of its candidate Vincent Fox. The alliance of left and right seemed the best way to convert a majority aggregate support for the combined opposition parties into a victory over the PRI. The alliance failed because ideological differences and leadership egos could not be satisfied. This leaves the PAN headed for the same second place finish as it had in the 1994 election.

The PRD

     The PRD continues to be vulnerable in its roots. As a splinter group from the PRI, it carries many of the ruling party's defects, such as a tradition of turmoil built around the party's main figure, Cuauhtemoc Cardenas. The PRD also lacks a political and economic agenda. It is defined reactively as "to the left of the Salinas-defined PRI". The Salinas benchmark was useful in its time, pitching Mr. Cardenas as a man of integrity who stood firm against the abuses of the corrupt and ill-fated administration. It was a centrist position attracting those who had lost out, or who thought they had lost out, in the cataclysmic events of year end-1994. But it could not stand the test of time. Its reactionary stance failed when the Zedillo administration managed to distance itself from the Salinas PRI, and to

Outlook for North America (concluded)

produce undisputed economic and social progress. Recall that Mexico's recession, although deep, was short-lived, ending in 1996. Since 1997, the economic performance has been remarkable, albeit at the cost of a worsening income distribution. President Zedillo has also delivered on his promise to open and democratize the political system. All this leaves the PRD with the same also ran image it had during the last Presidential election.

Canada

Overview

     Canada has enjoyed an export driven economic recovery. Good economic performance has helped maintain the Canadian dollar value. There is still a sizable employment gap in Canada because of its 7.8% unemployment rate. The gap on its own tends to hold down inflation but because higher energy prices and low interest rates are also at work, the outlook for Canadian inflation is no better than in the U.S. Since bond yields in Canada are somewhat lower than the U.S., the market opportunities currently seem better in the U.S. than in Canada.

The Economy and Inflation

     Capital spending has been pivotal to the turnaround in the domestic economy. The outlook for corporate earnings has improved rapidly, evident in the sharp gains during the first half of the year, and rising sales, supported by the steady global recovery. The result is rising capacity utilization. Prospects for the household sector have not been nearly as encouraging as in the export sector. Employment growth has been virtually nonexistent since February and growth in real income remains modest. The question is can improvements in the business/export sector find their way to households? If the answer is yes, the route will be through an increase in the pace of job creation. An improved outlook for the domestic economy would add a second leg to the expansion but so far the expansion has just been export driven. The sharp, negative terms of trade shock that hit the Canadian economy during the crisis period in 1998 have reversed. In fact, the ratio of export-to-import prices is now trending comfortably above year-ago levels. Foreign financing requirements have dissipated in short order, and a shift to a sustained current account surplus is highly likely this year. A less rosy inflation outlook is one consequence of improved economic conditions. Mostly the result of a sharp rise in energy prices, headline consumer-price inflation is quickly approaching the upper boundary of the bank of Canada's 1% - 3% target range. Trends in core inflation are far more subdued, but some feed-through to a broader basket of goods prices from higher energy costs is possible because the Canadian energy section is relatively big when compared to the U.S. These economic conditions have not yet prompted a shift toward tighter monetary conditions. Instead, the bank of Canada has indicated that higher short rates should only follow once the economy begins to produce at full capacity, which is still some time away. This policy strategy hopes to replicate the U.S. growth experience of the late 1990s, based partly on a view that productivity growth will keep inflationary pressures at bay. But with the U.S. Federal reserve on a late cycle expansion watch, the run in the Canadian economy may be cut short, resulting in Canadian rates moving above rates in the U.S.

North American Government Bond Fund, Inc.

Statement of Net Assets
September 30, 1999
(Unaudited)

                                          Interest        Maturity    Par/Nominal         Market
Security                                    Rate            Date        Value/6           Value
-------------------------------------------------------------------------------------------------
CANADIAN SECURITIES - 4.5%
U.S. Canadian Global Bond                   6.750%        08/28/06    $  2,750,000      $ 2,782,505
                                                                                       ------------
   Total Canadian Securities
      (Cost $2,997,726) ..........................................................        2,782,505
                                                                                       ------------
MEXICAN SECURITIES - 12.6%
Mexican Treasury Cete/1                    23.330%/3      04/13/00    P 35,118,640        3,339,497
Mexican Treasury Cete/1                    23.243%/3      07/13/00       8,414,030          757,803
Mexican Udibonos/2                          6.000%        11/23/00      93,033,000        2,525,633
Mexican Udibonos/2                          6.500%        05/24/01      42,196,000        1,141,520
                                                                                       ------------
   Total Mexican Securities
      (Cost $7,397,817) ..........................................................        7,764,453
                                                                                       ------------
U.S. SECURITIES - 52.1%
U.S. Treasury Bond                         10.375%        11/15/12    $  4,500,000        5,647,500
U.S. Treasury Bond                          8.875%        02/15/19       5,000,000        6,322,655
U.S. Treasury Bond                          8.125%        08/15/19       8,550,000       10,129,082
U.S. Treasury Bond                          7.875%        02/15/21       2,750,000        3,202,031
U.S. Treasury Bond                          8.125%        08/15/21       1,700,000        2,031,765
U.S. Treasury STRIP                         6.585%/5      05/15/17      14,500,000        4,628,545

   Total U.S. Securities
      (Cost $35,259,547) .........................................................       31,961,578
                                                                                       ------------
Repurchase Agreements - 29.9%
Goldman Sachs & Co., 5.10%
   Dated 09/30/99, to be repurchased
   on 10/1/99, collateralized by U.S.
   Treasury Bond with a par value of
   $5,880,000, coupon rate of 6.875%,
   due 8/15/25, with a market value of
   $6,231,954 (Cost $6,109,000)             5.100%         10/1/99    $  6,109,000        6,109,000

North American Government Bond Fund, Inc.

Statement of Net Assets
September 30, 1999
(Unaudited)

                                          Interest        Maturity    Par/Nominal         Market
Security                                    Rate            Date        Value/6           Value
---------------------------------------------------------------------------------------------------
J.P. Morgan Securities Inc., 5.15%
   Dated 09/30/99, to be repurchased
   on 10/1/99, collateralized by U.S.
   Treasury Note with a par value of
   $6,064,000, coupon rate of 6.50%,
   due 8/15/05, with a market value of
   $6,231,303 (Cost $6,109,000)             5.150%         10/1/99    $  6,109,000     $  6,109,000

Morgan Stanley & Co., 5.15%
   Dated 09/30/99, to be repurchased
   on 10/1/99, collateralized by U.S.
   Treasury Bill with a par value of
   $6,290,000, due 10/28/99, with a
   market value of $6,268,677
   (Cost $6,109,000)                        5.150%         10/1/99       6,109,000        6,109,000
                                                                                       ------------
   Total Repurchase Agreements
      (Cost $18,327,000) .........................................................       18,327,000
                                                                                       ============

Total Investments -- 99.1%
      (Cost $63,982,090)/4 .......................................................       60,835,536
Other Assets Less Liabilities, Net -- 0.9% .......................................          555,164
                                                                                       ------------
Net Assets-- 100.0% ..............................................................     $ 61,390,700
                                                                                       ============
Net Asset Value and Redemption Price Per Share
   ($61,390,700 O 7,633,502 shares outstanding) ..................................            $8.04
                                                                                              =====
Offering Price Per Share
   ($8.04 O .970) ................................................................            $8.29
                                                                                              =====

--------------------------------------------------------------------------------
1/ Cetes are short-term Mexican government debt securities.
2/ Udibonos are securities issued by the Mexican Government with a nominal face value of 100 Investment Units (UDIs) per security. The Udibonos are redeemed at face value at maturity. Face value is adjusted for changes in the Mexican Consumer Price Index. The interest rate is fixed and payable every 182 days.
3/ Yield as of September 30, 1999.
4/ Also aggregate cost for federal tax purposes.
5/ Zero Coupon, Security Yield as of September 30, 1999.
6/ Par value is shown in local currency: Mexican pesos (P) and U.S. dollars ($). See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Statement of Operations
For the Six Months Ended September 30, 1999
(Unaudited)

--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
     Interest ....................................................................     $ 2,014,717
                                                                                       -----------

EXPENSES:
     Investment advisory fee .....................................................         118,153
     Distribution fee ............................................................         118,153
     Administration fee ..........................................................          38,366
     Professional fees ...........................................................          32,411
     Accounting fee ..............................................................          27,860
     Transfer agent fee ..........................................................          22,743
     Custodian fees ..............................................................          10,540
     Printing and postage ........................................................           8,738
     Miscellaneous ...............................................................          18,558
                                                                                       -----------
        Total expenses ...........................................................         395,522
     Less: Fees waived ...........................................................         (26,301)
                                                                                       -----------
        Net expenses .............................................................         369,221
                                                                                       -----------
     Net investment income .......................................................       1,645,496
                                                                                       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized loss from security transactions ................................         (78,105)
     Net realized gain from foreign currency transactions ........................         256,646
     Change in unrealized depreciation of investments ............................      (1,924,223)
     Change in unrealized appreciation on translation
       of other assets and liabilities denominated in foreign currencies .........             170
                                                                                       -----------
     Net realized and unrealized loss on investments .............................      (1,745,512)
                                                                                       -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................     $  (100,016)
                                                                                       ===========

--------------------------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Statements of Changes in Net Assets

                                                                For the Six           For the Year
                                                               Months Ended               Ended
                                                           September 30, 1999/1      March 31, 1999
---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:

Operations:
     Net investment income ................................     $ 1,645,496            $ 3,202,208
     Net realized gain from investments and
        foreign currency transactions .....................         178,541              1,406,544
     Change in unrealized depreciation of investments .....      (1,924,223)            (1,424,417)
     Change in net unrealized appreciation/
        depreciation on translation of other assets and
        liabilities denominated in foreign currencies .....             170                 (1,266)
                                                                -----------            -----------
     Net increase (decrease) in net assets resulting
        from operations ...................................        (100,016)             3,183,069
                                                                -----------            -----------
DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income ................................      (1,645,496)            (3,202,208)
     Distribution in excess of net investment income ......        (928,142)                    --
     Short-term capital gains .............................              --               (552,530)
     Long-term capital gains ..............................              --             (1,533,918)
                                                                -----------            -----------
     Total distributions ..................................      (2,573,638)            (5,288,656)
                                                                -----------            -----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of 1,432,320 and 1,527,556
        shares, respectively ..............................      11,728,131             13,255,729
     Value of 133,932 and 224,638 shares issued in
        reinvestment of dividends, respectively ...........       1,091,411              1,948,979
     Cost of 569,111 and 1,065,714 shares
        repurchased, respectively .........................      (4,645,765)            (9,226,947)
                                                                -----------            -----------
     Increase in net assets derived from
        capital share transactions ........................       8,173,777              5,977,761
                                                                -----------            -----------
     Total increase in net assets .........................       5,500,123              3,872,174

NET ASSETS:
     Beginning of period ..................................      55,890,577             52,018,403
                                                                -----------            -----------
     End of period ........................................     $61,390,700            $55,890,577
                                                                ===========            ===========
---------------------------------------------------------------------------------------------------

1/ Unaudited.
See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Financial Highlights
(For a share outstanding throughout each period)

                                                       For the
                                                    Period Ended
                                                    September 30,            For the Years Ended March 31,
                                                                      --------------------------------------------
                                                        1999/5         1999     1998      1997    1996      1995
------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
   Net asset value at beginning of period ..........   $  8.42       $  8.74  $  8.29   $  8.37  $  8.06   $  9.53
                                                       -------       -------  -------   -------  -------   -------
Income from Investment Operations:
   Net investment income ...........................      0.24          0.60     0.61      0.75     0.81      0.63
   Net realized and unrealized gain/(loss)
     on investments ................................     (0.26)        (0.09)    0.56     (0.11)    0.22     (1.38)
                                                       -------       -------  -------   -------  -------   -------
   Total from Investment Operations ................     (0.02)         0.51     1.17      0.64     1.03     (0.75)
                                                       -------       -------  -------   -------  -------   -------
Less Distributions:
   Dividends from net investment income
     and short-term gains ..........................     (0.26)        (0.60)   (0.67)    (0.26)      --     (0.45)
   Distribution in excess of net investment
     income ........................................     (0.10)           --    (0.05)       --       --        --
   Distribution from long-term gains ...............        --         (0.23)      --        --       --        --
   Return of capital ...............................        --            --       --     (0.46)   (0.72)    (0.27)
                                                       -------       -------  -------   -------  -------   -------
   Total distributions .............................     (0.36)        (0.83)   (0.72)    (0.72)   (0.72)    (0.72)
                                                       -------       -------  -------   -------  -------   -------
   Net asset value, end of period ..................   $  8.04       $  8.42   $ 8.74    $ 8.29   $ 8.37   $  8.06
                                                       =======       =======  =======   =======  =======   =======
Total Return1
   Based on net asset value per share ..............     (0.22)%        5.96%   14.65%     7.90%   12.97%    (8.31)%
Ratios to Average Daily Net Assets:
   Expenses/2 ......................................      1.25%/4       1.25%    1.25%     1.25%    1.25%     1.25%
   Net investment income/3 .........................      5.57%/4       5.79%    7.17%     8.99%    9.49%     7.04%
Supplemental Data:
   Net assets at end of period (000) ...............   $61,391       $55,891  $52,018   $51,966  $60,860   $66,292
   Portfolio turnover rate .........................        14%          173%     125%       46%     125%      104%
------------------------------------------------------------------------------------------------------------------

1/ Total return excludes the effect of sales charges.
2/ Without the waiver of advisory and administration fees (Note B), the ratio of expenses to average net assets would have been 1.34%, 1.42%,1.28%, 1.58%, 1.47%, and 1.45% for the period ended September 30, 1999 and the years ended March 31, 1999,1998, 1997, 1996, and 1995, respectively.
3/ Without the waiver of advisory and administration fees (Note B), the ratio of net investment income to average net assets would have been 5.48%, 5.62%, 7.14%, 8.66%, 9.27%, and 6.84% for the period ended September 30, 1999 and the years ended March 31, 1999, 1998, 1997, 1996, and 1995, respectively.
4/ Annualized.
5/ Unaudited.
See accompanying Notes to Financial Statements.

Notes to Financial Statements


A. Significant Accounting Policies -- North American Government Bond Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on October 19, 1992, began operations January 15, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. It is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

     The Fund consists of one share class, the ISI Shares, which are subject to a 3.00% maximum front-end sales charge and a 0.40% distribution fee.

     When preparing the Fund's financial statements, management has to make estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     Security Valuation -- Debt securities are generally traded in the over-the-counter market. When there is an available market quotation, the Fund values a debt security by using the most recent price provided by an investment dealer. The Fund may also value a debt security by using a price from an independent pricing service that the Investment Advisor has determined reflects the obligation's fair market value. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     Foreign Currency Transaction and Translation -- The Fund separates realized gains or losses resulting from foreign exchange rate changes and realized gains or losses resulting from market price changes.

     Net realized foreign exchange rate gains or losses occur due to 1) sales of portfolio securities; 2) sales and maturities of short-term securities; 3) sales of foreign currencies; 4) currency gains or losses realized between the trade and settlement dates on securities transactions; and 5) differences between interest recorded on the Fund's books and the U.S. dollar equivalent of interest that the Fund actually receives or pays.

     The Fund does not separate its unrealized appreciation or depreciation resulting from foreign exchange rate changes and its unrealized appreciation or depreciation resulting from market price changes.

     Federal Income Tax -- The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

     Security Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Income and expenses are recorded on an accrual basis. Income includes scientific amortization of premiums and accretion of discounts when appropriate. Dividend distributions to shareholders are recorded on the exdividend date.

     B. Investment Advisory Fees, Transactions with Affiliates and Other Fees -- International Strategy and Investment Inc. ("ISI") is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.40%. ISI has agreed to waive a portion of its fee and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.00% of the Fund's average daily net assets. For the period ended September 30, 1999, the Fund paid ISI $118,153 (net of fee waivers of $26,301) of which $20,078 was payable at the end of the period.

     Investment Company Capital Corp. ("ICC"), a subsidiary of Deutsche Bank AG, is the Fund's administrator. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million, and 0.03% of the amount over $500 million. For the period ended September 30, 1999, ICC's fee was $38,366 of which $4,884 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ISI or ICC.

     ICC also provides accounting services, to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the period ended September 30, 1999, ICC's fee was $27,860 of which $4,638 was payable at the end of the period.

     ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the period ended September 30, 1999, ICC's fee was $22,743, of which $4,167 was payable at the end of the period.

     ISI Group, Inc., an affiliate of ISI, provides distribution services to the Fund for which the Fund pays ISI Group Inc., an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. For the period ended September 30, 1999, ISI Group's fee was $118,153, of which $20,078 was payable at the end of the period.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period ended September 30, 1999 was $705 and the accrued liability was $12,207.

Notes to Financial Statements (concluded)


C. Capital Share Transactions -- The Fund is authorized to issue up to 25 million shares of $.001 par value capital stock.

D. Investment Transactions -- Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $3,730,364 and sales of investment securities aggregated $2,408,784 for the period ended September 30, 1999. Purchases of U.S. government obligations aggregated $5,090,527 and sales of U.S. government obligations aggregated $2,408,784 for the period.

     At September 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $437,782 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $3,584,336.

E. Forward Currency Exchange Contracts --Forward currency exchange contracts carry certain risks. These risks include the counterparties' possible inability to meet the contract terms and the movements in currency values. There were no outstanding contracts as of September 30, 1999.

F.   Net Assets -- On September 30, 1999, net assets consisted of

     Paid-in capital ....................   $65,293,458
     Accumulated net realized gain
       from security and foreign
       currency transactions ............       178,541
     Distribution in excess
       of net investment income .........      (934,060)
     Unrealized depreciation of
       investments ......................    (3,146,554)
     Unrealized loss on translation of
       other assets and liabilities
       denominated in foreign
       currencies .......................          (685)
                                            -----------
                                            $61,390,700
                                            ===========

--------------------------------------------------------------------------------
     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the ISI Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-955-7175. Read it carefully before you invest.
--------------------------------------------------------------------------------

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